UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 7, 2023 (June 6, 2023)

Date of Report (Date of earliest event reported)

bioAffinity Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41463	46-5211056
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

22211 W Interstate 10

Suite 1206

San Antonio, Texas 78257

(210) 698-5334

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.007 per share	BIAF	The Nasdaq Stock Market LLC
Tradeable Warrants to purchase Common Stock	BIAFW	The Nasdaq Stock Market LLC

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2023, bioAffinity Technologies, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). As discussed in Item 5.07 of this Current Report on Form 8-K (this “Form 8-K”), the Company’s stockholders voted at the Annual Meeting to approve an amendment to the bioAffinity Technologies, Inc. 2014 Equity Incentive Plan (the “Incentive Plan”) to increase the number of shares of the Company’s common stock, par value $0.007 per share (the “Common Stock”), reserved for issuance with respect to awards granted under the Incentive Plan from 1,142,857 shares to 2,000,000 shares.

The Company’s board of directors (the “Board”) voted to approve the amendment to the Incentive Plan on March 27, 2023. Having obtained the requisite stockholder approval for the Incentive Plan amendment at the Annual Meeting, the bioAffinity Technologies, Inc. Amended and Restated 2014 Equity Incentive Plan (the “Amended and Restated Incentive Plan”) became effective on June 6, 2023. For a summary of the material terms of the Incentive Plan and the purpose and effect of the Incentive Plan amendment, see “Proposal No. 2” on pages 15–19 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 1, 2023 (the “Proxy Statement”).

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Incentive Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As discussed in Item 5.07 of this Form 8-K, the Company’s stockholders voted at the Annual Meeting to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of shares of Common Stock authorized for issuance under the Certificate of Incorporation from 14,285,715 shares to 25,000,000 shares (such amendment, the “Share Increase Amendment”). Under Delaware law, approval of the Share Increase Amendment required the affirmative vote of a majority of the outstanding shares of the Company’s Common Stock. For a summary of the terms, purpose, and effect of the Share Increase Amendment, see “Proposal No. 3” on pages 20–21 of the Company’s Proxy Statement.

The Board voted to approve the Share Increase Amendment on March 27, 2023. Having obtained the requisite stockholder approval for the Share Increase Amendment at the Annual Meeting, the Board filed a Certificate of Amendment of Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on June 6, 2023. The Share Increase Amendment became effective upon the acceptance by the Delaware Secretary of State of the Certificate of Amendment on June 7, 2023. Pursuant to the Certificate of Amendment, the number of shares of Common Stock authorized for issuance under Section 4 of the Certificate of Incorporation were increased to 25,000,000 shares.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2023 Annual Meeting of Stockholders both in person at the Company’s principal office and virtually via a live webcast on June 6, 2023.

The Company’s stockholders voted on four proposals at the Annual Meeting, each of which is listed below and described in more detail in the Company’s Proxy Statement. With respect to each proposal, holders of the Company’s Common Stock were entitled to cast one vote per share of Common Stock held as of the close of business on the record date of April 14, 2023. At the beginning of the Annual Meeting, holders of Common Stock representing 6,433,619 votes were represented in person or by proxy at the Annual Meeting, which represented 75.43% of the voting power of the 8,529,238 shares of Common Stock entitled to vote at the Annual Meeting and constituted a quorum for the transaction of business.

At the Annual Meeting, the Company’s stockholders voted on the following proposals:

1.	To elect seven directors to serve on the Board until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.	To consider and approve an amendment to the bioAffinity Technologies, Inc. 2014 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance with respect to awards granted under the Incentive Plan from 1,142,857 shares to 2,000,000 shares;

3.	To consider and approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance from 14,285,715 shares to 25,000,000 shares; and

4.	To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The final results of voting on each of the proposals presented at the Annual Meeting, as certified by the Company’s independent inspector of election, are set forth below.

Proposal No. 1: Election of Directors.

The stockholders elected each of the seven director nominees to serve on the Board until the 2024 Annual Meeting of Stockholders and until such director’s successor has been duly elected and qualified. The results of the vote taken were as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Maria Zannes	4,812,018	16,564	81,181	1,523,856
Steven Girgenti	4,803,325	25,401	81,037	1,523,856
Robert Anderson	4,794,664	32,430	82,669	1,523,856
Stuart Diamond	4,803,266	25,260	81,237	1,523,856
Peter Knight	4,792,806	34,088	82,869	1,523,856
Mohsin Meghji	4,806,317	20,577	82,869	1,523,856
Gary Rubin	4,804,751	22,137	82,875	1,430,549

Proposal No. 2: Amendment to the bioAffinity Technologies, Inc. 2014 Equity Incentive Plan

The stockholders approved the amendment to the Company’s Incentive Plan, resulting in the Amended and Restated Incentive Plan becoming effective on June 6, 2023, as discussed in Item 5.02(e) of this Form 8-K. The results of the vote taken were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,687,779	129,731	92,253	1,523,856

Proposal No. 3: Share Increase Amendment to the Certificate of Incorporation

The stockholders approved the Share Increase Amendment to the Company’s Certificate of Incorporation. As discussed in Item 5.03 of this Form 8-K, approval of the Share Increase Amendment required the affirmative vote of a majority of the outstanding shares of the Company’s Common Stock. The results of the vote taken were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,748,470	68,889	92,404	1,523,856

Proposal No. 4: Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment by the Board’s Audit Committee of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of the vote taken were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,340,312	4,857	88,450	—

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Certificate of Incorporation of bioAffinity Technologies, Inc.
10.1	bioAffinity Technologies, Inc. Amended and Restated 2014 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

bioAffinity Technologies, Inc.

By:	/s/ Maria Zannes
Maria Zannes
President and Chief Executive Officer

Dated: June 7, 2023